UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 20, 2015

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York   11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:           (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Appointment of New President

On October 20, 2015, the Board of Directors of both the Registrant and the Bank announced the appointment of Kenneth J. Mahon as President and Chief Operating Officer of both the Registrant and the Bank effective immediately upon the retirement of current President Michael P. Devine on December 31, 2015.  Mr. Mahon, age 64, has served as Chief Operating Officer of both the Registrant and Bank since 2014. From 2013 to 2014, Mr. Mahon served as Senior Executive Vice President and Chief Financial Officer of both the Registrant and the Bank. From 2008 to 2013, he served as First Executive Vice President and Chief Financial Officer of both the Registrant and the Bank. Mr. Mahon has also served as a director of both the Registrant and Bank since 2002, and will continue to serve in this capacity subsequent to his promotion to President and Chief Operating Officer.
A copy of the news release announcing Mahon's appointment as President and Chief Operating Officer is included as Exhibit 99.1 to this report.

Item 9.01.   Financial Statements and Exhibits.

          (d)  Exhibits

Exhibit No.

99.1	Press release of the Registrant, dated October 20, 2015, announcing the appointment of Kenneth J. Mahon as President and Chief Operating Officer.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIME COMMUNITY BANCSHARES, INC.

By:	/s/ MICHAEL PUCELLA
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated:  October 20, 2015

INDEX TO EXHIBITS

Exhibit Number

99.1	Press release of the Registrant, dated October 20, 2015, announcing the appointment of Kenneth J. Mahon as President and Chief Operating Officer.